SUBSCRIPTION AGREEMENT

A Peace World Holding Inc.

a Nevada Corporation

The undersigned (sometimes referred to herein as “Subscriber”) hereby subscribes to purchase the number of shares of Common Stock (the “Shares”) of A Peace World Holding Inc., a Nevada Corporation (the “Company”) indicated below.  The undersigned understands that, if accepted, its subscription is irrevocable, but that it may be rejected for any reason in the sole discretion of the Company.

In consideration for the acceptance by the Company of this Subscription Agreement, the Subscriber hereby agrees, represents and warrants as follows:

1.           Acceptance or Rejection of Subscription.  The Company shall have the right to accept or reject this subscription in whole or in part.  If rejected, the Subscriber's check and Subscription Documents (as defined below) shall be promptly returned to the Subscriber.  If accepted, the Subscriber's check will be forwarded directly to the Company, and Subscriber's Investor Questionnaire and Subscription Agreement (collectively referred to herein as the "Subscription Documents") will be retained by the Company.

2.           Closing.  If the Company has not received and accepted subscriptions and the closing date is not extended in the sole discretion of the Company for up to an additional ninety (90) days (the "Closing Date"), the Offering will terminate and any unaccepted investments in the possession of the Company, along with all Subscription Documents, shall be promptly returned to the Subscriber.

3.           Agreement to Indemnify.  The Subscriber hereby agrees to indemnify and hold harmless the Company and all of its directors, officers, agents and employees from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur (i) by reason of the Subscriber's failure to fulfill any of the terms and conditions of this Agreement, (ii) by reason of the Subscriber's breach of any of the Subscriber's representations, warranties or agreements contained herein or in the Investor Questionnaire, and (iii) with respect to any and all claims made by or involving any person, other than the Subscriber, claiming any interest, right, title, power or authority regarding the Subscriber's purchase of Shares.  The Subscriber further agrees and acknowledges that this indemnification agreement shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Subscriber's Shares or upon the Subscriber's death.

4.           Representations, Warranties and Covenants.  The Subscriber hereby represents, warrants, and covenants that:

(i)           Subscriber acknowledges that the Shares have not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), nor have the Shares been registered or qualified for sale under the laws of any other jurisdiction (either within or outside of the United States).

(ii)         Subscriber is acquiring the Shares for Subscriber’s own account and not for the account of others and for investment purposes only.

(iii)          All subsequent offers and sales of the Shares by Subscriber shall be made in compliance with the Securities Act, pursuant to registration under the Securities Act or pursuant to an exemption from such registration.

(iv)         Subscriber understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements acknowledgments and understandings of Subscriber set forth in the Subscription Agreement and Investor Questionnaire in order to determine the applicability of such exemptions and the suitability of Subscriber to acquire the Shares.

(v)        Subscriber has adequate net worth and means of providing for his or her current needs and personal contingencies to sustain a complete loss of his or her investment in the Shares and has no need for liquidity in this investment.

(vi)       The Company has made available to Subscriber, its counsel and advisors, if any, the opportunity to ask questions of, and receive answers from, the Company and its representatives concerning the terms and conditions of an investment in the Shares, and has given it access to any requested information, documents, financial statements, books and records relative to the Company and an investment in the Shares.

(vii)          If the Subscriber is a corporation, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and if the Subscriber is a partnership or other organization, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

(viii)           (a) If the Subscriber is a corporation, the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action; (b) if the Subscriber is a partnership or other organization, all governing documents necessary to enter into this Agreement and to consummate the transactions contemplated hereby, and all necessary consents and approvals required by the partnership agreement or other governing documents have been obtained; and (c) for both corporations and partnerships, this Agreement constitutes a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

(ix)          Subscriber is aware that investing in the Shares is speculative and involves a high degree of risk and that any right to transfer Shares in the Company is limited and restricted by law and this Subscription Agreement.

(x)         Subscriber has evaluated the risks of investing in the Shares and has substantial experience in making investment decisions of this type or is relying on his advisors or Purchase Representative, if applicable, in making this investment decision.

(xi)        Subscriber understands that the shares subject to this Subscription Agreement will be registered under a Registration Statement on Form S-1, filed with the Securities and Exchange Commission, however, until such Registration Statement has been declared effective by the Securities and Exchange Commission, a legend will be placed on any certificate representing the Shares substantially as follows:

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF UNITED STATES FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

The foregoing representations, warranties, and covenants and all other information which the Subscriber has provided to the Company concerning the Subscriber and the Subscriber's financial condition (or concerning the entity or organization which the subscriber represents and its financial condition) are true and accurate as of the date hereof.

5.           Subscription Agreement Binding on Heirs, Successors and Assigns.  This Subscription Agreement shall be binding upon the Subscriber's heirs, successor’s estate, legal representatives and assigns, and shall be construed in accordance with the laws of the State of Nevada.

6.           Execution Authorized.  If this Subscription Agreement and the other relevant Subscription Documents are executed on behalf of a corporation, partnership, trust or other entity, the Subscriber has been duly authorized and empowered legally to represent such entity and to execute this Subscription Agreement and such Subscription Documents and all other instruments in connection with the purchase of the Shares, and the Subscriber's signature is binding upon such entity.

7.           Legal Representation/Conflict of Interest.  The Subscriber, by executing this Subscription Agreement acknowledges, represents and agrees that (a) the Company has retained legal counsel to represent it in connection with the preparation of this Subscription Agreement. (b) such legal counsel has prepared such documents with a view to the interests of the Company only and has not undertaken to represent the interest of the Subscriber and that no attorney-client relationship or fiduciary duty exists between such legal counsel and the Subscriber, notwithstanding that the Subscriber's investment may pay, directly or indirectly, for such legal services; (c) the Subscriber has been advised to have such legal documents reviewed by the Subscriber's own independent attorney and/or other advisors; and (d) the services performed by such legal counsel have been limited to the preparation of such documentation at the request and direction of the Company and such legal counsel has not undertaken to conduct any investigation whatsoever concerning the facts, risks or circumstances concerning or relating to the investment and/or the background or financial qualifications of the Company.

8.           Governing Law and Venue.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada with venue proper in Nevada.

9.           Definition of Terms.  The terms used herein, if not otherwise defined herein, shall have the meanings attributed to such terms in the Agreement.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons herein may require.

10.           Number of Shares.  The undersigned hereby subscribes for Units as follows:

_______465,000______ @ $ 0.1 per share = $ _46,500________________

All checks should be made payable to:  “A Peace World Holding”

11.          Taxpayer Identification Number Certification.

45-2960145
Social Security or Tax I.D. No.	Social Security or Tax I.D. No.

I declare that the number shown in this Subscription Agreement is my correct taxpayer identification number and/or social security number (or I am waiting for a number to be issued to me), that I have read and understood the foregoing documents, and that I desire to purchase the shares herein under the terms set forth in this Subscription Agreement.

Signature __/s/_Yu Chien Yang______________	Signature ________________________________
Date ______January 20, 2012_______________	Date ____________________________________

TYPE OF OWNERSHIP (Check one)

[ ] INDIVIDUAL OWNERSHIP (One signature required)	[ ] COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)
[ ] JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (both or all parties must sign)	[x] CORPORATION (Please include certified Corporate Resolution authorizing signature)
[ ] PARTNERSHIP (Please include a copy of the Statement of Partnership Agreement authorizing signature)	[ ] TRUST (Please include a copy of the Trust Agreement)

____________________________________________________________________

[Please print above the exact name(s) in which the Shares is to be held]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 20th day of January, 2012.

/s/ Yu Chien Yang
Subscriber #1 Signature	Subscriber #2 Signature

Subscriber #1 Print or Type Name and	Subscriber #2 Print or Type Name and

Title (if applicable)	Title (if applicable)

San Lotus Holding Inc. YU CHIEN YANG / Director
+1 7758517397

Telephone Number	Telephone Number

4791 Caughlin Pkwy, Suite 387

Street Address	Street Address

Reno, NV 89519

City State Zip	City State Zip

SUBSCRIPTION ACCEPTED:
A Peace World Holding Inc.

By:	/s/ Chen Kuan Yu
Authorized Officer
Dated:	January 20, 2012